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                                                                       EXHIBIT 4

                             JOINT FILING STATEMENT
                          PURSUANT TO RULE 13D-1(K)(1)

    The undersigned acknowledge and agree that the foregoing statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of information concerning the other, except to the extent that it knows or has reason to believe that such information is inaccurate.

Date: October 2, 2000

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                                                       RODAMCO NORTH AMERICA N.V.

                                                       By:  /s/ DANIEL S. WEAVER
                                                            Name: Daniel S. Weaver
                                                            Title:  Managing Director and
                                                                  Chief Financial Officer

                                                       RODAMCO NORTH AMERICA B.V.

                                                       By:  RODAMCO NORTH AMERICA N.V.,
                                                            its sole director

                                                       By:  /s/ DANIEL S. WEAVER
                                                            Name: Daniel S. Weaver
                                                            Title:  Managing Director and
                                                                  Chief Financial Officer

                                                       HEXALON REAL ESTATE, INC.

                                                       By:  /s/ DANIEL S. WEAVER
                                                            Name: Daniel S. Weaver
                                                            Title:  Vice President

                                                       HEAD ACQUISITION, L.P.

                                                       By:  Hexalon Real Estate, Inc.,
                                                            its General Partner

                                                       By:  /s/ DANIEL S. WEAVER
                                                            Name: Daniel S. Weaver
                                                            Title:  Vice President

                                                       HEAD ACQUISITION CORP.

                                                       By:  /s/ DANIEL S. WEAVER
                                                            Name: Daniel S. Weaver
                                                            Title:  Secretary, Treasurer and Vice
                                                                    President
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